Exhibit 99.1

S&P Global and IHS Markit to Merge in All-Stock Transaction Valuing IHS Markit at $44 Billion, Powering the Markets of the Future

•	Joins Two World-Class Organizations with Unique, Highly Complementary Assets to Enhance Customer Value Proposition

•	Combined Company to Benefit from Increased Scale and Mix Across Core Markets with Attractive Growth Adjacencies

•	Expected to be Accretive to Earnings by the End of the Second Full Year Post-Closing with ~$480 Million of Annual Run-Rate Cost Synergies and ~$350 Million of Revenue Synergies

•	Pro Forma Company to Target Capital Return of at Least 85% of Free Cash Flow

•	Companies to Host Conference Call Today at 8:15 a.m. ET / 1:15 p.m. GMT

NEW YORK and LONDON, November 30, 2020 – S&P Global (NYSE: SPGI) and IHS Markit (NYSE: INFO) today announced they have entered into a definitive merger agreement to combine in an all-stock transaction which values IHS Markit at an enterprise value of $44 billion, including $4.8 billion of net debt. The transaction brings together two world-class organizations, a unique portfolio of highly complementary assets in attractive markets and cutting-edge innovation and technology capability to accelerate growth and enhance value creation.

Under the terms of the merger agreement, which has been unanimously approved by the Boards of Directors of both companies, each share of IHS Markit common stock will be exchanged for a fixed ratio of 0.2838 shares of S&P Global common stock. Upon completion of the transaction, current S&P Global shareholders will own approximately 67.75% of the combined company on a fully diluted basis, while IHS Markit shareholders will own approximately 32.25%.

S&P Global and IHS Markit’s unique and highly complementary assets will leverage cutting-edge innovation and technology capability, including Kensho and the IHS Markit Data Lake, to enhance the customer value proposition and provide the intelligence customers need to make decisions with conviction. Serving a global customer base across financial information and services, ratings, indices, commodities and energy, and transportation and engineering, the pro forma company will provide differentiated solutions important to the workflows of many of the world’s leading companies.

The transaction creates a pro forma company with increased scale, world-class products in core markets and strong joint offerings in high-growth adjacencies, including private assets, small and medium enterprises (“SME”), counterparty risk management, supply chain and trade and alternative data. Combined, the two companies will provide comprehensive solutions across data, platforms, benchmarks and analytics in ESG, climate and energy transition.

Douglas Peterson, President and Chief Executive Officer of S&P Global, will serve as CEO of the combined company. Lance Uggla, Chairman and Chief Executive Officer of IHS Markit, will stay on as a special advisor to the company for one year following closing.

“Through this exciting combination, we are able to better serve our markets and customers by creating new value and insights,” said Mr. Peterson. “This merger increases scale while rounding out our combined capabilities, and accelerates and amplifies our ability to deliver customers the essential intelligence needed to make decisions with conviction. We are confident that the strengths of S&P Global and IHS Markit will enable meaningful growth and create attractive value for all stakeholders. We have been impressed by the IHS Markit team and look forward to welcoming the talented IHS Markit employees to S&P Global.”

“This transaction is a win for both IHS Markit and S&P Global as we leverage our respective strengths in information, data science, research and benchmarks,” said Mr. Uggla. “Our highly complementary products will deliver a broader set of offerings across multiple verticals for the benefit of our customers, employees and shareholders. Our cultures are well aligned, and the combined company will provide greater career opportunities for employees. We look forward to bringing together our teams to realize the potential of this combination.”

Strategic Rationale – Powering the Markets of the Future

•	Greater scale and business mix: The transaction creates a combined business with increased scale and world-class products in core market segments. The combined company will have balanced earnings across major industry segments and a resilient portfolio, providing additional financial flexibility to pursue value-creating opportunities.

•	Creates strong offerings in high-growth adjacencies: The combined company will be differentiated in attractive high-growth adjacencies, including ESG, climate and energy transition, private assets and SME, counterparty risk management, supply chain and trade, and alternative data, which together represent $20 billion of total addressable market, growing at least 10% annually. As part of its ongoing commitment to remain on the cutting edge of technology and innovation, the combined company will continue to deploy well above $1 billion annually on technology.

•	Increased customer value proposition: The transaction brings together both companies' customer-first cultures and broadens their combined reach across client segments, workflows and use cases. The pro forma organization will serve diverse customer segments across financial services, corporates and governments with differentiated data and intelligence, including the potential to link and create novel insights from new data set combinations. S&P Global and IHS Markit’s complementary product portfolios are expected to enable the combined company to serve new and expanded customer use cases in existing and new geographies.

•	Best-in-Class talent: The combined company will benefit from two best-in-class workforces with deep expertise and strong, complementary cultures focused on serving the global needs of customers. As a single organization, the collective workforce will benefit from expanded opportunities for career development and growth.

Financial Benefits – Strong Financial Profile and Outlook

•	Enhanced growth profile: The pro forma company will have 76% recurring revenue and expects to realize 6.5-8.0% annual organic revenue growth in 2022 and 2023, balanced across major industry segments.

•	Increased profitability: The combined company will target 200 basis points of annual EBITA margin expansion.

•	Attractive synergy opportunities and earnings accretion: The transaction is expected to be accretive to earnings by the end of the second full year post-closing. The combined company expects to deliver annual run-rate cost synergies of approximately $480 million, with approximately $390 million of those expected by the end of the second year post-closing, and $350 million in run-rate revenue synergies for an expected total run-rate EBITA impact of approximately $680 million by the end of the fifth full year after closing.

•	Maintains strong balance sheet to pursue further growth: The combined company is expected to maintain a strong balance sheet and credit profile, with pro forma annual revenue of more than $11.6 billion. S&P Global intends to maintain a prudent and flexible capital structure and will target leverage of 2.0-2.5x EBITA, on an agency-adjusted basis.

•	Enhanced free cash flow generation to support attractive capital return: The combined company expects to generate annual free cash flow exceeding $5 billion by 2023, with a targeted dividend payout ratio of 20-30% of adjusted diluted EPS and a targeted total capital return of at least 85% of free cash flow between dividends and share repurchases. Both companies expect to maintain their current dividend policies until the close of the transaction.

Management and Board

Following closing, the Company will be headquartered in New York with a substantial presence in key global markets across North America, Latin America, EMEA and Asia Pacific.

The combined company is committed to retaining a strong, highly qualified and diverse Board that has the appropriate skills, knowledge and experience to oversee the company and its long-term strategic growth and performance. The combined company’s Board of Directors will include the current S&P Global Board of Directors and four directors from the IHS Markit Board. Richard Thornburgh, current Chairman of S&P Global, will serve as Chairman of the combined company.

The leadership team will comprise senior leaders from both organizations. Ewout Steenbergen, Executive Vice President and Chief Financial Officer of S&P Global, will serve as Chief Financial Officer of the combined company.

The transition and integration of the combined company will be led by executives from both S&P Global and IHS Markit. The approach to integration planning will draw from the best practices of both companies to ensure continuity for customers, employees and other stakeholders.

Timing and Approvals

The transaction is expected to close in the second half of 2021, subject to, among other things, the expiration or termination of the applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, other antitrust and regulatory approvals, and other customary closing conditions. The transaction requires the approval of shareholders of both S&P Global and IHS Markit and is not subject to any financing conditions.

Advisors

Goldman, Sachs & Co. LLC is serving as lead financial advisor to S&P Global. Citi and Credit Suisse are also serving as financial advisors to S&P Global. Wachtell, Lipton, Rosen & Katz is serving as legal advisor to S&P Global. Morgan Stanley & Co. LLC is serving as lead financial advisor to IHS Markit. Barclays, Jefferies LLC and J.P. Morgan Securities LLC are also serving as financial advisors to IHS Markit. Davis Polk & Wardwell LLP is serving as legal advisor to IHS Markit.

Conference Call Details

The companies will hold a joint conference call today, November 30, 2020, at 8:15 a.m. EST / 1:15 p.m. GMT to discuss the details of this transaction. Additional information presented on the conference call may be made available on the Companies’ Investor Relations Websites at http://investor.spglobal.com and http://investor.ihsmarkit.com.

Webcast Instructions: The Webcast (audio and slides) will be available live and as an archived replay through S&P Global’s Investor Relations website at http://investor.spglobal.com/Investor-Presentations and IHS Markit’s Investor Relations website at https://investor.ihsmarkit.com. (Please copy and paste URL into Web browser.) The archived replay will be available beginning two hours after the conclusion of the live call and will remain available for one year.

Telephone Instructions: The call begins at 8:15 a.m. EST. Please connect 10 minutes prior.

For callers in the U.S.: (888) 603-9623

For callers outside the U.S.: +1 (630) 395-0220 (long-distance charges will apply)

The numeric passcode is 589 7344

The recorded telephone replay will be available approximately two hours after the meeting concludes and will remain available until December 30, 2020.

For callers in the U.S.: (888) 566-0708

For callers outside the U.S.: +1 (203) 369-3622 (long-distance charges will apply). No passcode is required.

About S&P Global

S&P Global (NYSE: SPGI) is the world’s foremost provider of credit ratings, benchmarks and analytics in the global capital and commodity markets, offering ESG solutions, deep data and insights on critical business factors. We’ve been providing essential intelligence that unlocks opportunity, fosters growth and accelerates progress for more than 160 years. Our divisions include S&P Global Ratings, S&P Global Market Intelligence, S&P Dow Jones Indices and S&P Global Platts. For more information, visit www.spglobal.com.

About IHS Markit

IHS Markit (NYSE: INFO) is a world leader in critical information, analytics and solutions for the major industries and markets that drive economies worldwide. The company delivers next-generation information, analytics and solutions to customers in business, finance and government, improving their operational efficiency and providing deep insights that lead to well-informed, confident decisions. IHS Markit has more than 50,000 business and government customers, including 80 percent of the Fortune Global 500 and the world’s leading financial institutions. Headquartered in London, IHS Markit is committed to sustainable, profitable growth. For more information, visit www.ihsmarkit.com.

Forward-Looking Statements

This document contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements, which are based on current expectations, estimates and projections about future business and operating results, the industry and markets in which S&P Global Inc. (“S&P Global”) and IHS Markit Ltd. (“IHS Markit”) operate and beliefs of and assumptions made by S&P Global management and IHS Markit management, involve uncertainties that could significantly affect the financial or operating results of S&P Global, IHS Markit or the combined company. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “will, ” “should,” “may,” “projects,” “could,” “would,” “target,” “estimates” or variations of such words and other similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature, but not all forward-looking statements include such identifying words. Such forward-looking statements include, but are not limited to, projections of earnings, statements of plans for future operations or expected revenues, statements about the benefits of the transaction involving S&P Global and IHS Markit, including future financial and operating results and cost and revenue synergies, the combined company’s plans, objectives, expectations and intentions. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to creating value for shareholders, benefits of the proposed transaction to shareholders, employees, customers and other constituents of the combined company, the outcome of contingencies, future actions by regulators, changes in business strategies and methods of generating revenue, the development and performance of each company’s services and products, integrating our companies, cost savings, the expected timetable for completing the proposed transaction, general conditions in the geographic areas where we operate and our respective effective tax rates, cost structure, dividend policy, cash flows or liquidity — are forward-looking statements.

These statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in such forward-looking statements. We can give no assurance that our expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. For example, these forward-looking statements could be affected by factors including, without limitation, risks associated with: (i) the satisfaction of the conditions precedent to consummation of the proposed transaction, including the ability to secure regulatory approvals on the terms expected, at all or in a timely manner; (ii) the ability of S&P Global and IHS Markit to obtain shareholder approval for the proposed transaction; (iii) uncertainty relating to the impact of the proposed transaction on the businesses of S&P Global and IHS Markit, including potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction and changes to existing business relationships during the pendency of the acquisition that could affect S&P Global’s and/or IHS Markit’s financial performance; (iv) the ability of S&P Global to successfully integrate IHS Markit’s operations and retain and hire key personnel; (v) the ability of S&P Global to implement its plans, forecasts and other expectations with respect to IHS Markit’s business after the consummation of the proposed transaction and realize expected synergies; (vi) business disruption following the proposed transaction; (vii) economic, financial, political and regulatory conditions, in the United States and elsewhere, and other factors that contribute to uncertainty and volatility, including the upcoming U.S. presidential transition, the United Kingdom’s withdrawal from the European Union, natural and man-made disasters, civil unrest, pandemics (e.g., the coronavirus (COVID-19) pandemic (the “COVID-19 pandemic”)), geopolitical uncertainty, and conditions that may result from legislative, regulatory, trade and policy changes associated with the current or subsequent U.S. administration; (viii) the ability of S&P Global and IHS Markit to successfully recover from a disaster or other business continuity problem due to a hurricane, flood, earthquake, terrorist attack, war, pandemic, security breach, cyber -attack, power loss, telecommunications failure or other natural or man-made event, including the ability to function remotely during long-term disruptions such as the COVID-19 pandemic; (ix) the impact of public health crises, such as pandemics (including the COVID-19 pandemic) and epidemics and any related company or governmental policies and actions to protect the health and safety of individuals or governmental policies or actions to maintain the functioning of national or global economies and markets, including any quarantine, “shelter in place,” “stay at home,” workforce reduction, social distancing, shut down or similar actions and policies; (x) the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; (xi) changes in debt and equity markets, including credit quality and spreads; (xii) demand for investment products that track indices and assessments, and trading volumes of certain exchange-traded derivatives; (xiii) changes in financial markets, capital, credit and commodities markets and interest rates; (xiv) the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xv) the parties’ ability to meet expectations regarding the accounting and tax treatments of the proposed transaction; and (xvi) those additional risks and factors discussed in reports filed with the Securities and Exchange Commission (the “SEC”) by S&P Global and IHS Markit from time to time, including those discussed under the heading “Risk Factors” in their respective most recently filed Annual Reports on Form 10-K and subsequent Quarterly Reports on Form 10-Q. While the list of factors presented here is considered representative, this list should not be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on S&P Global’s or IHS Markit’s consolidated financial condition, results of operations, credit rating or liquidity. Except to the extent required by applicable law or regulation, each of S&P Global and IHS Markit disclaims any duty to update any forward-looking statements contained in this communication or to otherwise update any of the above-referenced factors.

No Offer or Solicitation

This document is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Important Information About the Transaction and Where to Find It

In connection with the proposed transaction, S&P Global and IHS Markit will file relevant materials with the SEC, including a registration statement on Form S-4 filed by S&P Global to register the shares of S&P Global common stock to be issued in connection with the proposed transaction. The registration statement will include a joint proxy statement/prospectus which will be sent to the shareholders of S&P Global and IHS Markit seeking their approval of their respective transaction-related proposals. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE RELATED JOINT PROXY STATEMENT/PROSPECTUS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT S&P GLOBAL, IHS MARKIT AND THE PROPOSED TRANSACTION.

Investors and security holders may obtain copies of these documents free of charge through the website maintained by the SEC at www.sec.gov or from S&P Global at its website, or from IHS Markit at its website. Documents filed with the SEC by S&P Global will be available free of charge by accessing S&P Global’s website at www.spglobal.com under the heading Investor Relations, or, alternatively, by directing a request by telephone to 866-436-8502 (domestic callers) or 212-438-2192 (international callers) or by mail to S&P Global at Investor Relations, S&P Global Inc., 55 Water Street, New York, NY 10041, and documents filed with the SEC by IHS Markit will be available free of charge by accessing IHS Markit’s website at www.ihsmarkit.com under the heading Investor Relations or, alternatively, by directing a request by telephone to 303-790-0600 or by mail to IHS Markit at IHS Markit Investor Relations and Corporate Communications, 15 Inverness Way East, Englewood, CO 80112.

Participants in the Solicitation

S&P Global, IHS Markit and certain of their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of S&P Global and IHS Markit in respect of the proposed transaction under the rules of the SEC. Information about IHS Markit’s directors and executive officers is available in IHS Markit’s Form 10-K for the year ended November 30, 2019, proxy statement dated February 28, 2020 for its 2020 Annual General Meeting of Shareholders, and certain of its Current Reports on Form 8-K. Information about S&P Global’s directors and executive officers is available in S&P Global’s Form 10-K for the year ended December 31, 2019, proxy statement dated March 30, 2020 for its 2020 Annual Meeting of Shareholders, and certain of its Current Reports on Form 8-K. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the transaction when they become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from S&P Global or IHS Markit using the sources indicated above.

Contacts:

Investor Relations:

S&P Global

Chip Merritt

Senior Vice President, Investor Relations

(212) 438 4321

chip.merritt@spglobal.com

http://investor.spglobal.com

IHS Markit

Eric Boyer

Senior Vice President, Investor Relations

IHS Markit

(303) 397 2969

eric.boyer@ihsmarkit.com

http://investor.ihsmarkit.com/

News Media:

S&P Global

Dave Guarino

Chief Communications Officer

(201) 755 5334

dave.guarino@spglobal.com

Ed Trissel / Tim Ragones

Joele Frank, Wilkinson Brimmer Katcher

(212) 355-4449

IHS Markit

Sebastian Kadritzke

sebastian.kadritzke@ihsmarkit.com

+44-7939-227-676